EX-32.2 5 glt-ex322_6.htm EX-32.2

Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 of Glatfelter Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ramesh Shettigar Senior Vice President, Chief Financial Officer & Treasurer of the Company, certify to the best of my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Glatfelter and will be retained by Glatfelter and furnished to the Securities and Exchange Commission or its staff upon request.

November 3, 2022

By	/s/ Ramesh Shettigar
Ramesh Shettigar
Senior Vice President, Chief Financial Officer & Treasurer